Income Taxes	12 Months Ended
Jun. 30, 2019
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]	Income Taxes
The following is a summary of our income (loss) before income taxes by geography:

	Year Ended June 30,
	2019	2018	2017
U.S.	$(10,879)	$9,183	$13,390
Non-U.S.	137,791	57,183	(92,707)
Total	$126,912	$66,366	$(79,317)

The components of the provision (benefit) for income taxes are as follows:

	Year Ended June 30,
	2019	2018	2017
Current:
U.S. Federal	$84	$446	$(1,144)
U.S. State	1,130	(117)	1,344
Non-U.S.	26,862	33,065	26,191
Total current	28,076	33,394	26,391
Deferred:
U.S. Federal	(1,347)	(6,673)	(1,999)
U.S. State	(183)	2,306	(1,497)
Non-U.S.	6,886	(9,449)	(30,013)
Total deferred	5,356	(13,816)	(33,509)
Total	$33,432	$19,578	$(7,118)

The following is a reconciliation of the standard U.S. federal statutory tax rate and our effective tax rate:

	Year Ended June 30,
	2019	2018	2017
U.S. federal statutory income tax rate	21.0%	28.0%	35.0%
State taxes, net of federal effect	(1.0)	(2.4)	(0.1)
Tax rate differential on non-U.S. earnings	(7.2)	(1.3)	(15.5)
Change in tax residence	20.5	—	—
Tax on repatriated earnings	8.0	—	—
Irish foreign tax credit	(19.1)	—	—
U.S. tax reform	3.7	10.4	—
Compensation related items	0.7	(15.1)	7.4
Change in valuation allowance	(1.7)	6.7	(21.9)
Nondeductible acquisition-related payments	0.6	3.6	(18.0)
Changes to variable interest entities	(2.5)	—	—
Goodwill impairment	2.0	—	(1.6)
Changes to derivative instruments	4.5	—	—
Patent box (Italy)	(3.4)	—	—
Notional interest deduction (Italy)	(0.8)	(1.9)	5.0
Nondeductible interest expense	1.3	2.9	(1.3)
Tax credits and incentives	(3.6)	(4.8)	7.1
Net tax benefit on intellectual property transfer	—	—	13.8
Gain on sale of subsidiary	—	4.0	0.4
Other	3.3	(0.6)	(2.3)
Effective income tax rate	26.3%	29.5%	8.0%

On February 12, 2019, our parent company, Cimpress N.V, changed its residency from the Netherlands to Ireland. Cimpress N.V. remains incorporated in the Netherlands, effective from this date forward, Cimpress N.V. will be centrally managed and controlled in Ireland. In accordance with Irish tax law, and the applicable tax treaties, a company which is centrally managed and controlled in Ireland is regarded as resident in Ireland for taxation purposes. As of February 12, 2019, profits generated by Cimpress N.V. will be taxed in Ireland, accordingly. The change in residency did not have a material impact on our fiscal 2019 tax provision due to valuation allowances on a significant portion of our deferred tax assets in both jurisdictions. However, there is a significant change in how dividends received by Cimpress N.V. from its lower tier subsidiaries are treated for tax purposes. Historically, dividends received by Cimpress N.V. were generally free from income tax in the Netherlands, in accordance with the Dutch participation exemption rules. By contrast, in Ireland, such dividends will be immediately taxable to Cimpress N.V. subject to the availability of foreign tax credit relief. During fiscal 2019, Cimpress N.V. received dividends from various subsidiaries which are subject to tax in Ireland. However, the income tax owed on these dividends is entirely reduced by the availability of foreign tax credits resulting in no net income tax owed.

For the year ended June 30, 2019, our U.S. federal statutory tax rate was reduced from 28% to 21% as a result of the passage of U.S. tax reform during our second quarter of fiscal 2018. Our effective tax rate for the year was above our U.S. federal statutory tax rate primarily due to losses in certain jurisdictions for which we cannot recognize a tax benefit. The jurisdictions that have the most significant impact to our non-U.S. tax provision include Australia, Austria, Canada, France, Germany, Ireland, Italy, Mexico, the Netherlands, Spain and Switzerland. The applicable tax rates in these jurisdictions range from 10% - 34%. The total tax rate benefit from operating in non-U.S. jurisdictions is included in the line “Tax rate differential on non-U.S. earnings” in the above tax rate reconciliation table.

For the year ended June 30, 2019, our effective tax rate was 26.3% as compared to the prior year effective tax rate of 29.5%. The decrease in our effective tax rate as compared to the prior year is primarily due to a more favorable geographic mix on increased profits. In addition, we recognized "Patent Box" tax benefits of $4,260 granted to our Pixartprinting business in Italy. These impacts were offset by decreased share based compensation tax benefits of $1,539 as compared to $12,802 in fiscal 2018. Our fiscal year 2018 effective tax rate was higher than fiscal year 2017 due primarily to a less favorable geographic mix on increased profits, the unfavorable impact to our deferred tax assets as a result of U.S. tax reform, and the adoption of ASU 2016-16. If we had not adopted ASU 2016-16 in fiscal year 2018, tax expense would have been lower by $8,363. In addition, we recognized a reduction to our deferred tax assets of $4,908 related to expected future changes to our U.S. state apportionment. These impacts were offset by increased share based compensation tax benefits of $12,802 as compared to $8,003 in fiscal 2017.

In fiscal 2018, we adopted ASU 2016-16, "Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory," which requires the immediate recognition for income tax consequences of an intra-entity transfer of assets other than inventory when the transfer occurs. Under the prior accounting rules, any resulting gain or loss and immediate tax impact on an intra-entity transfer was eliminated and not recognized in the consolidated financial statements. Instead, the tax effects were deferred and recognized over the economic lives of the transferred assets. The adoption of ASU 2016-16 had a significant impact to our tax balances, primarily as it relates to transfers of intellectual property from subsidiaries within the Cimpress group to our subsidiary based in Switzerland. Our subsidiary based in Switzerland is entitled to amortize the fair market value of the intellectual property received over five years for Swiss tax purposes. Following the adoption of ASU 2016-16, we eliminated $24,573 of tax assets associated with the deferred tax costs of the transferor entities and recorded $18,710 of deferred tax assets for the unamortized value of intellectual property of our subsidiary in Switzerland, with a cumulative-effect adjustment to retained earnings of $5,863. The intellectual property amortization reduced our deferred tax asset and will no longer impact our effective tax rate in fiscal 2018 and beyond. The net tax benefit recognized under the prior accounting associated with the amortization of the intellectual property was $12,926 in fiscal year 2017 and is included in the line "Net tax benefit on intellectual property transfer" in the above tax rate reconciliation table.
Significant components of our deferred income tax assets and liabilities consisted of the following at June 30, 2019 and 2018:

	Year Ended June 30,
	2019	2018
Deferred tax assets:
Net operating loss carryforwards	$80,832	$94,925
Capital leases	30,166	27,980
Depreciation and amortization	3,314	3,211
Accrued expenses	7,286	6,023
Share-based compensation	11,241	17,194
Credit and other carryforwards	24,714	6,649
Derivative financial instruments	2,924	7,552
Other	3,167	3,206
Subtotal	163,644	166,740
Valuation allowance	(59,410)	(58,716)
Total deferred tax assets	104,234	108,024
Deferred tax liabilities:
Depreciation and amortization	(50,091)	(54,102)
IP installment obligation	—	(2,103)
Capital leases	(27,694)	(28,859)
Investment in flow-through entity	(3,078)	—
Tax on unremitted earnings	(5,145)	(4,592)
Derivative financial instruments	—	(1,034)
Other	(2,851)	(1,490)
Total deferred tax liabilities	(88,859)	(92,180)
Net deferred tax assets	$15,375	$15,844

In assessing the realizability of deferred tax assets, we consider whether it is more likely than not that some or all of the deferred tax assets will not be realized. The increase in the valuation allowance from the prior year relates primarily to $13,952 of Irish foreign tax credit carryforwards which do not expire, but for which management has determined it is more likely than not that these will not be utilized upon future repatriation. In addition, we generated losses in certain jurisdictions (mainly Brazil, China, Japan, the United Kingdom, and the United States) for which management has determined, based on current profitability projections, that it is more likely than not that these losses will not be utilized within the applicable carryforward periods available under local law. Offsetting the overall increase in the valuation allowance, we wrote-off deferred tax assets of $21,789 and the corresponding valuation allowance related to Cimpress plc's Dutch net operating loss carryforwards as Cimpress plc is no longer a resident of the Netherlands for Dutch tax purposes. Also, a portion of our derivative financial instruments matured during fiscal 2019 resulting in an additional decrease to the valuation allowance.
We have recorded a full valuation allowance against $1,342 of deferred tax asset related to interest rate swaps for which management has determined, based on current profitability projections, that it is more likely than not that the deferred tax asset will not be recognized in the foreseeable future. The impact of this deferred tax asset and associated valuation allowance has been recorded in Accumulated Other Comprehensive Loss on the balance sheet. Additionally, we have recorded a partial valuation allowance of $4,134 against a deferred tax asset related to U.S. state research and development credits for which management has determined that it is more likely than not that these credits will not be utilized within the applicable carryforward periods available under local law.
We have not recorded a valuation allowance against $38,004 of deferred tax asset associated with prior year tax losses generated in Switzerland. Management believes there is sufficient positive evidence in the form of historical and future projected profitability to conclude that it is more likely than not that all of the losses in Switzerland will be utilized against future taxable profits within the available carryforward period. Our assessment is reliant on the attainment of our future operating profit goals. Failure to achieve these operating profit goals may change our assessment of this deferred tax asset, and such change would result in an additional valuation allowance and an increase in income tax expense to be recorded in the period of the change in assessment. We will continue to review our forecasts and profitability trends on a quarterly basis.

No valuation allowance has been recorded against the majority of our deferred tax asset associated with share-based compensation charges at June 30, 2019. However, in the future, if the underlying awards expire, are released or are exercised with an intrinsic value less than the fair value of the awards on the date of grant, some or all of the benefit may not be realizable. Additionally, no valuation allowance has been recorded against the $2,924 deferred tax asset associated with interest rate derivative instruments that has been recorded in accumulated other comprehensive loss on the balance sheet.

Based on the weight of available evidence at June 30, 2019, management believes that it is more likely than not that all other net deferred tax assets will be realized in the foreseeable future. We will continue to assess the realization of the deferred tax assets based on operating results on a quarterly basis.

A reconciliation of the beginning and ending amount of the valuation allowance for the year ended June 30, 2019 is as follows:

Balance at June 30, 2018	$58,716
Charges to earnings (1)	(2,197)
Charges to other accounts (2)	2,891
Balance at June 30, 2019	$59,410

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(1) Amount is primarily related to Irish foreign tax credits, U.S. state research and development credits and non-U.S. net operating losses.
(2) Amount is primarily related to acquired U.S. net operating losses, unrealized losses on interest rate swaps included in Accumulated Other Comprehensive Loss and a decrease in deferred tax assets on non-U.S. net operating losses due to currency exchange rate changes.
As of June 30, 2019, we had gross U.S. federal and state net operating losses of approximately $41,233 that expire on various dates from fiscal 2034 through fiscal 2039 or with unlimited carryforward. We had gross non-U.S. net operating loss and other carryforwards of $499,392, a significant amount of which begin to expire in fiscal 2021, with the remaining amounts expiring on various dates from fiscal 2020 through fiscal 2039 or with unlimited carryforward. In addition, we have $10,469 of tax credit carryforwards primarily related to U.S. federal and state research and development credits expiring on various dates beginning in fiscal 2030. The benefits of these carryforwards are dependent upon the generation of taxable income in the jurisdictions where they arose.
We consider the following factors, among others, in evaluating our plans for indefinite reinvestment of our subsidiaries’ earnings: (i) the forecasts, budgets and financial requirements of both our parent company and its subsidiaries, both for the long term and for the short term; and (ii) the tax consequences of any decision to reinvest earnings of any subsidiary. As of June 30, 2019, no tax provision has been made for $32,591 of undistributed earnings of certain of our subsidiaries as these earnings are considered indefinitely reinvested. If, in the future, we decide to repatriate the undistributed earnings from these subsidiaries in the form of dividends or otherwise, we could be subject to withholding taxes payable in the range of $8,000 to $9,000 at that time. A cumulative deferred tax liability of $5,145 has been recorded attributable to undistributed earnings that we have deemed are not indefinitely reinvested. The remaining undistributed earnings of our subsidiaries are not deemed to be indefinitely reinvested and can be repatriated no tax cost. Accordingly, there has been no provision for income or withholding taxes on these earnings.
We currently benefit from various income tax holidays in certain jurisdictions. The tax holidays expire on various dates from April 30, 2020 through August 7, 2022. When the tax holidays expire, we will be subject to tax at rates ranging from 10% to 30%. As a result of the tax holidays, our net income was higher by $230 for fiscal 2019.

A reconciliation of the gross beginning and ending amount of unrecognized tax benefits is as follows:

Balance June 30, 2016	$4,249
Additions based on tax positions related to the current tax year	632
Additions based on tax positions related to prior tax years	1,580
Reductions based on tax positions related to prior tax years	(30)
Reductions due to audit settlements	(1,048)
Balance June 30, 2017	5,383
Additions based on tax positions related to the current tax year	612
Additions based on tax positions related to prior tax years	93
Reductions based on tax positions related to prior tax years	(261)
Reductions due to audit settlements	(31)
Reductions due to lapse of statute of limitations	(1,105)
Cumulative translation adjustment	14
Balance June 30, 2018	4,705
Additions based on tax positions related to the current tax year	702
Additions based on tax positions related to prior tax years	201
Reductions based on tax positions related to prior tax years	(117)
Reductions due to lapse of statute of limitations	(763)
Cumulative translation adjustment	(7)
Balance June 30, 2019	$4,721

For the year ended June 30, 2019, the amount of unrecognized tax benefits (exclusive of interest) that, if recognized, would impact the effective tax rate is $4,430. We recognize interest and, if applicable, penalties related to unrecognized tax benefits in income tax expense. The accrued interest and penalties recognized as of June 30, 2019, 2018 and 2017 were $515, $448 and $384, respectively. It is reasonably possible that a further change in unrecognized tax benefits in the range of $400 to $800 may occur within the next twelve months related to the settlement of one or more audits or the lapse of applicable statutes of limitations. We believe we have appropriately provided for all tax uncertainties.
We conduct business in a number of tax jurisdictions and, as such, are required to file income tax returns in multiple jurisdictions globally. The years 2016 through 2018 remain open for examination by the United States Internal Revenue Service (“IRS”) and the years 2013 through 2018 remain open for examination in the various states and non-US tax jurisdictions in which we file tax returns.
We are currently under income tax audit in certain jurisdictions globally. We believe that our income tax reserves are adequately maintained taking into consideration both the technical merits of our tax return positions and ongoing developments in our income tax audits. However, the final determination of our tax return positions, if audited, is uncertain and therefore there is a possibility that final resolution of these matters could have a material impact on our results of operations or cash flows.